Note 3 - Discontinued Operations (Tables)	12 Months Ended
Mar. 31, 2021
Discontinued Operations [Member]
Notes Tables
Disposal Groups, Including Discontinued Operations [Table Text Block]
	March 31, 2021	March 31, 2020

Other Current Assets	$338	$182
Current Assets Held For Sale-Discontinued Operations	$338	$182

Other Assets	$778	$1,026
Noncurrent Assets Held For Sale-Discontinued Operations	$778	$1,026

Accounts Payable and Accrued Expenses	$-	$880
Current Liabilities Held For Sale-Discontinued Operations	$-	$880
	Twelve Months Ended
	March 31, 2021	March 31, 2020
Net Sales	$-	$-

Costs and Expenses:

Cost of Product Sold	-	57
Selling, General and Administrative	-	-
Plant Restructuring Charge (a)	-	(1,150)
Interest Expense	-	-
Total cost and expenses	-	(1,093)
Earnings From Discontinued Operations Before Income Taxes	-	1,093
Gain on the Sale of Assets Before Income Taxes	-	(430)
Income Tax Expense	-	376
Net Earnings From Discontinued Operations, Net of Tax	$-	$1,147